UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of earliest event reported: June 4, 2007

333-51880
(Commission file number)

NEW MEDIUM ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	11-3502174
(State of incorporation)	(IRS Employer Identification No.)

Mahesh Jayanarayan, CEO 195 The Vale London UK W3 7QS	011 44 20 8746 2018
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities

On June 4, 2007, the company sold 2,400,000 Common Shares to an accredited investor at $0.25 per share and received proceeds of $600,000. These shares are “Restricted Securities” as the term is defined in Rule 144 under the Securities Act.

The investor has also been granted warrants for 2,400,000 Common Shares at an exercise price of $0.30 per share, exercisable within 5 years from June 4, 2007.

On June 4, 2007, warrants for 2,000,000 Common Shares were exercised at $0.10 per share by a shareholder.

The proceeds are expected to be used for working capital.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIUM ENTERPRISES, INC.

June 12, 2007	By:	/s/ Mahesh Jayanarayan
Mahesh Jayanarayan
Chief Executive Officer